Exhibit 10.9
FIFTH AMENDMENT
TO
PURCHASE AND SALE AGREEMENT
THIS FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Fifth amendment”) is made this 9th day of December 2014 by and between LEROY SPRINGS & COMPANY, INC., a South Carolina not-for-profit corporation (“Seller”), and IC MYRTLE BEACH LLC, a Delaware limited liability company (“Buyer”).
R E C I T A L S:

A.
Buyer and Seller entered into that certain Purchase and Sale Agreement dated as of September 12, 2014 (the “Agreement”), as amended by that certain First Amendment to Purchase and Sale Agreement dated as of October 17, 2014 (the “First Amendment”), as further amended by that certain Reinstatement of and Second Amendment to Purchase and Sale Agreement dated as of October 24, 2014 (the “Second Amendment”), as further amended by that certain Reinstatement of and Third Amendment to Purchase and Sale Agreement dated as of November 17, 2014 (the “Third Amendment”), as further amended by that certain Fourth Amendment to Purchase and Sale Agreement dated as of December 2, 2014 (the “Fourth Amendment”) (the Agreement, the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment are herein collectively referred to as the “Original Agreement”), pursuant to which Seller agreed to sell, and Buyer agreed to purchase, the Property pursuant to the terms therein.

B.	Buyer and Seller now desire to amend the Original Agreement upon the terms and conditions, and for the purposes set forth herein.
NOW, THEREFORE, in consideration of the foregoing, and in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Incorporation of Recitals. The foregoing recitals are specifically incorporated in this Fifth amendment by this reference.

2.	Defined Terms. Capitalized terms used but not defined in this Fifth amendment shall have the same meaning given them in the Original Agreement.

3.	Amendment. Section 1.27 of the Original Agreement is hereby deleted in its entirety and the following substituted therefor:
1.27    “Due Diligence Period” means the period commencing on the Effective Date and ending at 5:00 p.m. (Eastern Time) on December 15, 2014.

4.
Headings. Section and other headings contained in this Fifth amendment are for reference purposes only and are nor intended to describe, interpret, define or limit the scope, extent or intent of this Fifth amendment or any provision hereof.

5.	Applicable Law and Jurisdiction. This Fifth amendment shall be governed by the laws of the State of South Carolina, without regard to the application of choice of law principles.

6.
Counterpart Execution. This Fifth amendment may be executed in any number of counterparts with the same effect as if each party had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

7.
Entire Agreement. This Fifth amendment constitutes the entire agreement between the parties with respect to the matters addressed in this Fifth amendment and supersedes all prior understandings or agreements between the parties related to these subject matters. Except as amended by this Fifth amendment, the Original Agreement remains in full force and effect. In the event of any conflict or inconsistency between the terms and provisions of this Fifth amendment and the terms and provisions of the Original Agreement, the terms and provisions of this Fifth amendment shall control to the extent necessary to resolve such conflict or inconsistency.

[signatures appear on the next page]

IN WITNESS WHEREOF, Seller and Buyer have signed and delivered this Fifth amendment effective as of the Effective Date.

SELLER:		BUYER:

LEROY SPRINGS & COMPANY, INC.,		IC MYRTLE BEACH LLC
a South Carolina not-for-profit corporation		a Delaware limited liability company

By:	/s/ Timothy W. Patterson	By:	IC Myrtle Beach Manager LLC, a
Name:	Timothy W. Patterson		Delaware limited liability company, its
Title:	President		Manager

			By:	/s/ Kenneth H. Fearn
			Name:	Kenneth H. Fearn
			Title:	A Member

ACKNOWLEDGEMENT BY TITLE COMPANY:
Escrow Holder hereby acknowledges and accepts the foregoing Fifth amendment as of the date first written above.
COMMONWEALTH LAND TITLE INSURANCE COMPANY

By:	/s/ Cynthia Hall Ouzts
Name:	Cynthia Hall Ouzts
Title:	Vice-President, State Counsel